UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2011
PAA Natural Gas Storage, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-34722 (Commission File Number)	27-1679071 (IRS Employer Identification No.)
333 Clay Street, Suite 1500, Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code 713-646-4100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     The information contained in Item 2.03 hereof is incorporated by reference in this Item 1.01.
Item 2.01. Completion of Acquisition or Disposition of Assets
     On February 9, 2011, pursuant to the terms of a Purchase and Sale Agreement, dated as of December 28, 2010 (the “Purchase Agreement”) between PAA Natural Gas Storage, L.P. (the “Partnership”), SGR Holdings, L.L.C. and Southern Pines Energy Investment Co., LLC, the Partnership completed its acquisition of SG Resources Mississippi, L.L.C., owner of the Southern Pines Energy Center natural gas storage facility (the “Acquisition”). The purchase price, subject to post-closing adjustments, was $746 million, after taking into account an agreed reduction of $4 million to reflect estimated costs to be incurred after closing associated with replacing an existing wellhead seal, as well as other modifications and upgrades to the wellhead assembly for cavern well No. 3. While we believe our estimate of these costs is reasonable, in part due to the fact the modifications are similar to modifications we made last year to the wellhead assembly for cavern well No. 3 at Pine Prairie, there are risks associated with making such modifications (including those risks identified in PNG’s Securities Act and Exchange Act filings) and the actual costs incurred could be higher than the estimated costs upon which the agreed purchase price reduction was based..
     The Southern Pines Energy Center is a FERC-regulated, high-performance, salt-cavern natural gas storage facility located in Greene County, Mississippi. The facility’s permits allow for 40 billion cubic feet (“Bcf”) of working capacity from four storage caverns. The facility commenced service in 2008 and three caverns are currently in operation. A fourth cavern is currently being drilled and the facility has the capacity for further expansion if warranted by market demand and subject to availability of additional permits. Southern Pines has an aggregate of 48,000 horsepower of compression and is permitted to accommodate injection and withdrawal capabilities of approximately 1.2 Bcf and approximately 2.4 Bcf of gas per day, respectively. Southern Pines is designed to accommodate daily injection and withdrawal capabilities of 1.5 Bcf and 3.0 Bcf, respectively. Utilization of such incremental capacity is subject to market demand and would require governmental approval. Southern Pines is connected directly or indirectly to eight major natural gas pipelines servicing the Gulf Coast, Northeast, Mid-Atlantic and Southeastern US markets.
     The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated into this report by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     On February 9, 2011, in connection with the Acquisition, the Partnership borrowed $200 million from Plains All American Pipeline, L.P. (“PAA”) pursuant to a three-year promissory note bearing interest at an annual rate of 5.25% (the “PAA Promissory Note”). Interest on the PAA Promissory Note will be paid semiannually on the last business day of June and December, with the first such payment date being June 30, 2011, and the final interest payment date being February 9, 2014 (the “Maturity Date”). Any principal balance of the PAA Promissory Note outstanding on the Maturity Date shall be paid on such date.
     The foregoing description of the PAA Promissory Note does not purport to be complete and is qualified in its entirety by reference to the PAA Promissory Note, which is filed as Exhibit 10.1 hereto and is incorporated into this report by reference.
Item 3.02 Unregistered Sales of Equity Securities
     On February 8, 2011, in connection with the Acquisition, the Partnership completed the sale in a private placement of approximately 17.4 million Partnership common units to third-party purchasers and approximately 10.2 million Partnership common units to PAA for total proceeds of approximately $600 million, including PAA’s proportionate general partner contribution. The Partnership entered into Registration Rights Agreements with the third-party purchasers providing them with certain rights relating to registration of the common units under the Securities Act. The sale of the common units was made in reliance upon the exemption from the registration requirements of the Securities Act contained in Section 4(2) thereof.
Item 7.01 Regulation FD Disclosure
     In accordance with General Instruction B.2 of Form 8-K, the information presented under this Item 7.01 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.
     On February 9, 2011, the Partnership issued a press release announcing closing of the Acquisition and related financings. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired.

Financial statements of the business acquired are not included in this Form 8-K report. Such financial statements will be filed within 71 calendar days after the date of filing of this Form 8-K report.

(b)	Pro Forma Financial Information.

Pro forma financial information relative to the acquired business is not included in this Form 8-K report. Such pro forma financial information will be filed within 71 calendar days after the date of filing of this Form 8-K report.

(d)	Exhibits.
Exhibit 2.1 —	Purchase and Sale Agreement dated December 28, 2010 by and among SGR Holdings, L.L.C., Southern Pines Energy Investment Co., LLC and PAA Natural Gas Storage, L.P. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed December 30, 2010).

Exhibit 10.1 —	Promissory Note dated February 9, 2011 payable to Plains All American Pipeline, L.P.

Exhibit 10.2 —	Common Unit Purchase Agreement dated December 23, 2010 by and among PAA Natural Gas Storage, L.P. and the purchasers party thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed December 30, 2010).

Exhibit 10.3 —	Form of Registration Rights Agreement by and among PAA Natural Gas Storage, L.P. and the purchasers party thereto (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed December 30, 2010).

Exhibit 10.4 —	Common Unit Purchase Agreement dated January 19, 2011 by and among PAA Natural Gas Storage, L.P. and the purchasers party thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed January 20, 2011).

Exhibit 10.5 —	Form of Registration Rights Agreement by and among PAA Natural Gas Storage, L.P. and the purchasers party thereto (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed January 20, 2011).

Exhibit 99.1 —	Press Release dated February 9, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAA Natural Gas Storage, L.P.
Date: February 14, 2011	By:	PNGS GP LLC, its general partner

	By:	/s/ Richard McGee
		Name:	Richard McGee
		Title:	Vice President

INDEX TO EXHIBITS

Exhibit
No.	Description

2.1	Purchase and Sale Agreement dated December 28, 2010 by and among SGR Holdings, L.L.C., Southern Pines Energy Investment Co., LLC and PAA Natural Gas Storage, L.P. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed December 30, 2010).

10.1	Promissory Note dated February 9, 2011 payable to Plains All American Pipeline, L.P.

10.2	Common Unit Purchase Agreement dated December 23, 2010 by and among PAA Natural Gas Storage, L.P. and the purchasers party thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed December 30, 2010).

10.3	Form of Registration Rights Agreement by and among PAA Natural Gas Storage, L.P. and the purchasers party thereto (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed December 30, 2010).

10.4	Common Unit Purchase Agreement dated January 19, 2011 by and among PAA Natural Gas Storage, L.P. and the purchasers party thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed January 20, 2011).

10.5	Form of Registration Rights Agreement by and among PAA Natural Gas Storage, L.P. and the purchasers party thereto (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed January 20, 2011).

99.1	Press Release dated February 9, 2011.